Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Large Cap Value Fund, a series of Scudder Value Series, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2006            /s/Vincent J. Esposito
                            ----------------------------
                            Vincent J. Esposito
                            President
                            Scudder Large Cap Value Fund, a series of Scudder
                            Value Series, Inc.





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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Large Cap Value Fund, a series of Scudder Value Series, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 31, 2006                    /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and
                                    Treasurer Scudder Large Cap
                                    Value Fund, a series of
                                    Scudder Value Series, Inc.